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                                                                    Exhibit 23.1





                          INDEPENDENT AUDITORS' CONSENT


The Board of Directors
Baby Superstore, Inc.:

We consent to the incorporation by reference in this Registration Statement of Baby Superstore, Inc. on Form S-8 of our report dated March 29, 1996 appearing in and incorporated by reference in the Annual Report on Form 10-K of Baby Superstore, Inc. for the year ended January 31, 1996.


                                                           DELOITTE & TOUCHE LLP


Greenville, South Carolina
January 6, 1997